SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2001



                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.
          -----------------------------------------------------------
          (Exact names of registrants as specified in their charters)



                DELAWARE               333-57302            75-2918461
                DELAWARE               333-57302            75-2918448
    ------------------------------  ----------------   --------------------
    (States or other jurisdictions  (Commission File       (IRS Employer
           of incorporation)            Numbers)        Identification Nos.)


       2911 TURTLE CREEK BLVD., SUITE 1240
                   DALLAS, TEXAS                              75219
    ------------------------------------------------   --------------------
       (Address of principal executive offices)             (Zip Code)




                                 (214) 522-7296
                              --------------------
              (Registrants' telephone number, including area code)

Item 2.  Acquisition  or  Disposition  of  Assets
         ----------------------------------------

     On October 23, 2001, BRL Universal Equipment 2001 A., L.P. and BRL Universal Equipment Corp. (collectively, "BRL") purchased $122 million of domestic gas compression equipment from Universal Compression, Inc., ("Universal") and its subsidiaries. Universal is a wholly owned subsidiary of Universal Compression Holdings, Inc. BRL leased Universal the equipment back under its existing seven-year operating lease facility. BRL raised the proceeds to purchase the equipment through the issuance of an additional $100 million of its 8 7/8% Senior Secured Notes due 2008, together with $18.3 million in additional borrowings under BRL's existing term loan and an additional $3.7 million equity investment in BRL.

     The notes issued by BRL were not registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the notes.

     Statements in this Report other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond BRL's control, that could cause its actual results to differ materially from such statements. While BRL believes that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) conditions in the oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (2) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (3) changes in economic or political conditions in the markets in which BRL or Universal operates, (4) acts of war or terrorism or governmental or military responses thereto, (5) introduction of competing technologies by other companies, and (6) liability claims related to the use of BRL's or Universal products and services. These factors, when applicable, are discussed in BRL's filings with the Securities and Exchange Commission, copies of which are available to the public. BRL disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

     Certain documents relating to the equipment purchases, the leasing of the equipment to Universal and the issuance of the additional notes and related financing are filed herewith as exhibits and are incorporated herein by reference. The foregoing description of the transaction is qualified in its entirety by reference to such exhibits.

Item 7.  Financial  Statements  and  Exhibits
         ------------------------------------

     (a)  Financial Statements of Business Acquired

               Not  applicable.

     (b)  Pro Forma Financial Information

               The following unaudited pro forma consolidated condensed financial statements of BRL are filed with this Report:


               (i) Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2001; and

               (ii) Unaudited Pro Forma Combined Condensed Statement of Operations for the period from January 18, 2001 (inception) through June 30, 2001.


     (c)  Exhibits


  Exhibit No.  Description
  -----------  -----------

     3.1 Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of BRL Universal Equipment 2001 A, L.P. dated as of October 23, 2001.

     4.1 First Supplemental Indenture dated as of September 11, 2001, among BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp., as Issuers, and The Bank of New York, as Trustee

     4.2 Registration Rights Agreement dated as of October 23, 2001, among BRL Universal Equipment 2001 A, L.P., and BRL Universal Equipment Corp., as Issuer, Universal Compression Holdings, Inc. and Universal Compression, Inc., as Company, Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA), Inc. as Initial Purchasers

     10.1 First Amendment to Equipment Lease Agreement dated as of October 15, 2001 between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee

     10.2 First Amended and Restated Participation Agreement, dated as of October 15, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Compression Equipment 2001 A, L.P., as Lessor, the financial institutions listed on the signature pages as Tranche B Lenders, The Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, BRL Universal Equipment Management,

               Inc.,  as  Lessor  General  Partner,  Bankers  Trust  Company, as
               Administrative Agent and Collateral Agent for the Tranche B Lenders and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Banc Alex. Brown Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as Managing Agent

     10.3 Participation Agreement Supplement No. 1, dated as of October 23, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A, L.P., as Lessor, , The Bank of New York, not in its individual capacity but as Indenture Trustee for the Tranche A Noteholders

     10.4 First Amendment to Tranche B Loan Agreement, dated as of October 15, 2001, among BRL Universal Equipment 2001 A, L. P., Bankers Trust Company, as Administrative Agent for Tranche B Lenders and as Collateral Agent

     10.5 Purchase Agreement, dated October 16, 2001 by and among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Corp., Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.

     10.6 Engagement Letter Supplement, dated October 16, 2001, among Universal Compression Holdings, Inc., Universal Compression, Inc. and Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                   BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                   By: BRL Universal Equipment Management, Inc.,
                                          Its General Partner

Date: November 6, 2001                    By  /s/  Daniel D. Boeckman
                                                   -----------------------------
                                          Daniel D. Boeckman,
                                          Executive Vice President


                                   BRL UNIVERSAL EQUIPMENT CORP.

Date: November 6, 2001             By  /s/  Daniel D. Boeckman
                                            -----------------------------
                                            Daniel D. Boeckman,
                                            Executive Vice President

               BRL UNIVERSAL EQUIPMENT 2001 A, L.P. AND SUBSIDIARY

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

     The following unaudited pro forma combined condensed statements of operations are based on the historical consolidated financial statements and the notes thereto of BRL Universal Equipment 2001 A, L.P. and Subsidiary and have been prepared to illustrate the effect of BRL's acquisition of domestic gas compression equipment from Universal Compression Holdings, Inc. and the related financing transactions as if those transactions had occurred on January 18, 2001 (inception). The unaudited pro forma combined condensed statements of operations should be read in conjunction with the historical financial statements and accompanying disclosures contained or incorporated by reference in this prospectus.

     The accompanying unaudited pro forma combined condensed statements of operations should be read in conjunction with the historical financial statements of BRL and the notes thereto. The unaudited pro forma statements of operations are provided for informational purposes only and do not purport to represent what BRL's financial position or results of operations would actually have been had this transaction and related financing transactions occurred on such date or to project BRL's results of operations or financial position for any future period.

                                    BRL UNIVERSAL EQUIPMENT 2001 A, L.P. AND SUBSIDIARY
                                             (A DELAWARE LIMITED PARTNERSHIP)

                                   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                                                                                          PRO FORMA
                                                  JUNE 30, 2001        ACQUISITION OF ASSETS             AS ADJUSTED
                                             -----------------------  -----------------------       ----------------------
                                                     ASSETS
RENTAL EQUIPMENT                                                                               (1)
  Equipment . . . . . . . . . . . . . . . .  $          427,000,000   $          122,000,000        $          549,000,000
  Less accumulated depreciation . . . . . .              (9,488,889)              (2,711,111)  (2)              12,200,000
                                             -----------------------  -----------------------       ----------------------
          Net rental equipment. . . . . . .             417,511,111              119,288,889                   536,800,000
CASH AND CASH EQUIVALENTS . . . . . . . . .                  15,240                        -                        15,240
RECEIVABLES . . . . . . . . . . . . . . . .              12,522,823                3,085,946   (3)              15,608,769
                                             -----------------------  -----------------------       ----------------------
          TOTAL . . . . . . . . . . . . . .  $          430,049,174   $          122,374,835        $          552,424,009
                                             =======================  =======================       ======================

                         LIABILITIES AND PARTNERS' EQUITY

INTEREST PAYABLE. . . . . . . . . . . . . .  $           12,458,392   $            2,970,335   (4)  $           15,428,727
PAYABLE TO AFFILIATES . . . . . . . . . . .                   5,693                   14,437   (4)                  20,130
PAYABLE TO LIMITED PARTNERS . . . . . . . .                  53,778                  101,175   (4)                 159,953
NOTES PAYABLE . . . . . . . . . . . . . . .             413,918,750              118,262,500   (5)             532,181,250
                                             -----------------------  -----------------------       ----------------------
          Total liabilities . . . . . . . .             426,436,613              121,348,447                   547,785,060
PARTNERS' CAPITAL . . . . . . . . . . . . .               3,612,561                1,026,388   (6)               4,638,949
                                             -----------------------  -----------------------       ----------------------
          TOTAL . . . . . . . . . . . . . .  $          430,049,174   $          122,374,835        $          552,424,009
                                             =======================  =======================       ======================

    See notes to unaudited pro forma combined condensed financial statements.

                       UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS


                                     FOR THE PERIOD FROM
                                         JANUARY 18
                                     (INCEPTION) THROUGH         PRO FORMA                 PRO FORMA AS
                                        JUNE 30, 2001           ADJUSTMENTS                  ADJUSTED
                                    ---------------------  ---------------------       ---------------------
Rental revenue . . . . . . . . . .  $         14,884,094   $          4,173,754   (7)  $         19,057,848
Interest expense on rental
  equipment. . . . . . . . . . . .           (14,303,947)            (4,022,951)  (8)           (18,326,898)
                                    ---------------------  ---------------------       ---------------------
Excess of rental income over
  interest expense on rental
  equipment. . . . . . . . . . . .               580,147                150,803                     730,950
Operating expenses . . . . . . . .               (60,491)               (14,437)  (9)               (74,929)
Interest income. . . . . . . . . .                   200                      -                         200
                                    ---------------------  ---------------------       ---------------------
Income before depreciation . . . .               519,856                136,366                     656,222
Depreciation . . . . . . . . . . .            (9,488,889)            (2,711,111)  (2)           (12,200,000)
                                    ---------------------  ---------------------       ---------------------
Net loss . . . . . . . . . . . . .  $         (8,969,033)  $         (2,574,745)       $        (11,543,778)
                                    =====================  =====================       =====================

    See notes to unaudited pro forma combined condensed financial statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) Represents the purchase of the additional $122.0 million of rental equipment using the proceeds of the BRL term loan, the notes offering and the equity investment.

(2) Represents five months of depreciation on the rental equipment based on a 20% salvage value and a 15-year useful life.

(3) Represents the increase in accounts receivable of $3.1 million due to (a) the increased notes balance of $100.0 million ($2.6 million), (b) the increased term loan balance of $18.3 million ($387,481) and (c) the increased equity funding of $3.7 million ($101,175). Amounts are calculated according to the terms of the agreement using one-month LIBOR of 4.0% and an assumed 23 days outstanding.

(4) Represents the increase in amounts payable of $3.1 million coinciding with the increase in accounts receivable discussed in Note 3.

(5) Represents the increase in notes payable of $118.3 million resulting from the issuance of an additional $100.0 million notes and the increase in the term loan of $18.3 million.

(6) Represents the increase in partners' capital of $1.0 million resulting from additional equity funding of $3.7 million offset by (a) preferred return on equity of $136,367 and (b) net loss of $2.6 million.

(7) Represents the increase in rental revenue on the purchase of the additional $122.0 million of rental equipment discussed in Note 1.

(8) Represents the increase in interest expense on rental equipment of $4.0 million due to (a) the increased notes balance of $100.0 million ($3.5 million) and (b) the increased term loan balance of $18.3 million ($0.5 million). Amounts are calculated according to the terms of the agreement using one-month LIBOR of 4.0%.

(9) Represents the increase in operating expenses of $14,437 due to the fee payable to the management company.

  EXHIBIT  INDEX



  Exhibit No.  Description
  -----------  -----------

     3.1 Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of BRL Universal Equipment 2001 A, L.P. dated as of October 23, 2001.

     4.1 First Supplemental Indenture dated as of September 11, 2001, among BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp., as Issuers, and The Bank of New York, as Trustee

     4.2 Registration Rights Agreement dated as of October 23, 2001, among BRL Universal Equipment 2001 A, L.P., and BRL Universal Equipment Corp., as Issuer, Universal Compression Holdings, Inc. and Universal Compression, Inc., as Company, Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA), Inc. as Initial Purchasers

     10.1 First Amendment to Equipment Lease Agreement dated as of October 15, 2001 between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee

     10.2 First Amended and Restated Participation Agreement, dated as of October 15, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Compression Equipment 2001 A, L.P., as Lessor, the financial institutions listed on the signature pages as Tranche B Lenders, The Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, BRL Universal Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company, as
               Administrative Agent and Collateral Agent for the Tranche B Lenders and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Banc Alex. Brown Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as Managing Agent

     10.3 Participation Agreement Supplement No. 1, dated as of October 23, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A, L.P., as Lessor, , The Bank of New York, not in its individual capacity but as Indenture Trustee for the Tranche A Noteholders

     10.4 First Amendment to Tranche B Loan Agreement, dated as of October 15, 2001, among BRL Universal Equipment 2001 A, L. P., Bankers Trust Company, as Administrative Agent for Tranche B Lenders and as Collateral Agent

     10.5 Purchase Agreement, dated October 16, 2001 by and among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Corp.,

               Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.

     10.6 Engagement Letter Supplement, dated October 16, 2001, among Universal Compression Holdings, Inc., Universal Compression, Inc. and Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.